AXP(R)
   Strategy
       Aggressive
         Fund

2003 ANNUAL REPORT

MARCH 31, 2003

AXP Strategy Aggressive Fund seeks to provide shareholders with long-term growth of capital.

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Mutual Funds Can Work for You

For more than six decades, American Express(R) Funds has provided investors with attractive investment opportunities. Several of our funds helped pioneer the mutual fund industry in the 1940s. Today, with 61 publicly offered funds and nearly $60 billion* in assets, American Express Funds ranks among the largest U.S. fund families. American Express Financial Corporation, the investment manager for American Express Funds, has more than 100 years of experience as a financial services provider -- a claim few other financial firms can make. With investment management offices in Minneapolis, Boston, New York, San Diego, London, Tokyo and Singapore, we strive to provide our shareholders with the high-quality service American Express is known for worldwide.

At American Express Funds, we're focused on your success. Our investment managers have the strength and experience that you can count on to help you achieve your financial goals -- now and into the future.

* As of March 2003.


Table of Contents
From the Chairman                           3

Economic and Market Update                  4

Fund Snapshot                               6

Questions & Answers
   with Portfolio Management                7

The Fund's Long-term Performance           10

Investments in Securities                  11

Financial Statements                       15

Notes to Financial Statements              18

Independent Auditors' Report               27

Board Members and Officers                 28

Results of Meeting of Shareholders         31


(Dalbar Logo)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.
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2   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

From the Chairman

(photo of Arne H. Carslon)
Arne H. Carlson
Chairman of the board

Dear Shareholders, These are extraordinary times for the American economy as well as the investor. Markets like stability and can respond unfavorably to unsettling events such as war, ethical and legal misbehavior by some corporate executives, and general concerns about corporate profitability. As of early March, the U.S. equity market had completed a third consecutive year of declining stock prices, something that has not happened since 1939-1941. Although the U.S. economy is growing, the job market is stagnant, and many corporations are finding that the only way to increase profits is to engage in vigorous cost cutting.

History tells us that the U.S. business cycle will eventually turn. We also have every reason to believe that mutual funds remain one of the most effective and efficient ways to achieve long-term financial goals. To regain trust by investors, however, something more needs to happen on Wall Street. Businesses need to reward ethical behavior, focus on long-term expansion and create value for all shareholders. Oversight and performance measures such as last year's Sarbanes-Oxley Act are in place to help. In my view, this should be coupled with ongoing improvements in leadership and governance.

With this in mind, the real question is what should the investor do? I think it is fair to say that most investment experts would suggest that investors remain where they are, believing that the markets will go up. Secondly, I want you to know that American Express Financial Corporation has made significant management changes and these changes are already gaining the public's attention. For instance, the March 2003 issue of Money magazine wrote a positive feature on Ted Truscott, the company's Chief Investment Officer and the work he has been doing in attracting top-flight managers. So far, these efforts are paying off with improved performance. The magazine noted, "Last year, 15 of American Express' 24 domestic-stock funds landed in the top half of their Morningstar categories; a year ago only five out of 20 did." In addition, a similar process of change is underway for fixed-income funds, led by Michelle Keeley, the new Senior Vice President of Fixed-Income Investments.

The Board of American Express Funds is focused on continuing both excellence in management and further improvement in fund performance. We encourage you to continue to work closely with your financial advisor to maintain a diversified portfolio that balances risk and reward. As investors, we should not let fear distract us from our long-term goals.

On behalf of the Board,

(signature)

Arne H. Carlson
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3   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Economic and Market Update
                                    FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of William F. "Ted" Truscott)
William F. "Ted" Truscott
Chief Investment Officer
American Express
Financial Corporation

Dear Shareholders,

Equity markets worldwide continued to experience pronounced volatility in the early months of 2003, as war with Iraq and other concerns about geopolitical stability made investors wary. Even with the uncertainty, however, year-to-date results are not uniformly negative. The Dow Jones Industrial Average and S&P 500 Index were down for the year to date as of March 31, while the Nasdaq Composite Index mustered a small gain for the same three-month period.

Independent of the situation in Iraq and other trouble spots around the globe, corporations are still wrestling with fundamental issues like profitability and sales growth. Most of the gains in profits we've seen over the past year or so are due to cost cutting. Although necessary after the excesses of the late `90s, cost cutting is a short-term fix; it is not a satisfactory replacement for true growth -- increased demand, sales and capacity. Until old-fashioned growth returns, the outlook for business will continue to be modest. Still, there are some things working in our favor, namely monetary policy. The Federal Reserve has lowered short-term interest rates to their lowest point in more than 40 years, which has helped to keep the economy afloat.

KEY POINTS


--- The Federal Reserve has lowered short-term interest rates to their lowest point in more than 40 years, which has helped to keep the economy afloat.

--- In challenging times, it's especially important to remember that long-term results may be compromised if investors are not willing to take prudent risks.

--- In the current environment, investors should proceed rationally, but prudently.

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4   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Economic and Market Update
When asked how I believe investors should proceed in the current environment, I answer: rationally but prudently. While no one, especially those with long-term goals, should abandon equities, the truth is that stock prices are not especially cheap (when measured against company earnings) even after three years of a bear market. In the short term, what we may see are roughly comparable returns between stocks and bonds.

Of course, that could change if inflation became a problem or if interest rates climbed rapidly and steeply. While neither of these risks is currently part of our forecast, investors need to know that bonds would take a larger hit than stocks in this scenario. Diversification is perhaps the best way for bond investors to mitigate these risks. For example, high-yield securities are generally less sensitive to inflation and interest rate fluctuations than U.S. Treasuries (assuming equal maturities). Of course, high-yield bonds also carry considerably more risk, so any specific allocation should reflect your risk tolerance and time horizon. If you have long-term goals, I encourage you to remain focused on them. In challenging times, it's especially important to remember that long-term results may be compromised if investors are not willing to take prudent risks.

Just as no two individuals are the same, no two portfolios should be identical either. Your investment strategy should suit your unique circumstances. Contact your American Express financial advisor if you need help developing or refining a plan for meeting your goals. As always, thank you for investing with American Express Funds.

Yours truly,



(signature)

Ted Truscott,  American Express Financial Corporation CIO

This commentary is provided for informational purposes only. It is intended to be generic in nature and should not be applied or relied upon in any particular situation without the advice of your tax, legal and/or your financial advisor. The views expressed may not be suitable for every situation.

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5 --- AXP STRATEGY AGGRESSIVE FUND --- 2003 ANNUAL REPORT

Fund Snapshot
                           AS OF MARCH 31, 2003


PORTFOLIO MANAGER
Portfolio manager                                  Paul Rokosz, CFA
Since                                                          6/02
Years in industry                                                16

FUND OBJECTIVE
For investors seeking long-term growth of capital.

Inception dates
A: 3/20/95      B: 5/14/84      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: ISAAX        B: INAGX        C: ASACX        Y: ASAYX

Total net assets                                     $769.8 million

Number of holdings                                approximately 110

STYLE MATRIX
Shading within the style matrix indicates areas in which the Fund generally invests.
         STYLE
VALUE    BLEND    GROWTH
                           LARGE
                  X        MEDIUM   SIZE
                           SMALL


SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Health care 27.4%
Consumer discretionary 15.2%
Information technology 13.5%
Industrials 13.1%
Energy and utilities 8.5%
Communication services 8.0%
Financials 5.5%
Cash and equivalents 4.7%
Materials 2.2%
Transportation 1.9%

TOP TEN HOLDINGS

Percentage of portfolio assets

Gilead Sciences (Health care)                        2.7%

MedImmune (Health care)                              2.5

Apollo Group Cl A (Media)                            2.5

Starbucks (Restaurants & lodging)                    2.4

Fiserv (Computers & office equipment)                2.3

Westwood One (Media)                                 2.0

Forest Laboratories (Health care)                    2.0

Krispy Kreme Doughnuts (Restaurant & lodging)        1.9

Microchip Technology (Electronics)                   1.8

Biomet (Health care)                                 1.8


For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- or-medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

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6   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Questions & Answers
                           WITH PORTFOLIO MANAGEMENT

Q: How did AXP Strategy Aggressive Fund perform for the fiscal year ended March 31, 2003?

A: For the 12-month period ended March 31, 2003, AXP Strategy Aggressive Fund's Class A shares, excluding sales charge, fell 29.89%. The Fund underperformed its benchmark, the Russell MidCap(R) Growth Index, and its peer group, as represented by the Lipper Mid-Cap Growth Funds Index, which dropped 26.11% and 27.57%, respectively.

(bar chart)
PERFORMANCE COMPARISON
For the year ended March 31, 2003

  0%

 -5%

-10%

-15%

-20%
              (bar 1)          (bar 2)          (bar 3)
-25%          -29.89%          -26.11%          -27.57%

-30%


(bar 1)  AXP Strategy Aggressive Fund Class A (excluding sales charge)

(bar 2)  Russell MidCap(R) Growth Index (unmanaged)

(bar 3)  Lipper Mid-Cap Growth Funds Index


Q:   What factors most influenced performance during the fiscal year?

A: While accounting scandals and weak corporate earnings dominated the first half of the year, the war in Iraq occupied investors' thoughts during the latter half of the period. Extreme volatility and investors' aversion to risk continued throughout the fiscal year.

     While we are disappointed with the fiscal year results, we were optimistic about trends affecting some growth stocks. During the first half of the period, no sector was spared as investors punished the stock market in general and growth stocks in particular. Technology and telecommunications were among the hardest hit sectors. However, the fall brought with it the largest one-week gain of the Dow in 20 years, and technology and telecommunications were among the leaders during this rally. The Fund's underweight position in communication services, which helped earlier in the period, hurt during the rebound. In fact, most of the Fund's underpeformance relative to its benchmark occurred in the fourth quarter of calendar year 2002, when communications services stocks rallied from highly depressed levels.

     For the fiscal year, industrials and stock selection within this sector hurt performance. Consumer staples were a bright spot for the Fund.


(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote) > The second half of the period showed improved Fund results, a marked change from the decline among growth stocks during the previous two and a half years. (end callout quote)

AVERAGE ANNUAL TOTAL RETURNS as of March 31, 2003

                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (3/20/95)                 (5/14/84)                 (6/26/00)                  (3/20/95)

                        NAV(1)       POP(2)        NAV(1)   After CDSC(3)    NAV(1)   After CDSC(4)    NAV(5)      POP(5)
1 year                 -29.89%      -33.92%      -30.40%       -33.18%      -30.46%      -31.16%      -29.72%      -29.72%
5 years                 -7.93%       -9.02%       -8.63%        -8.73%         N/A          N/A        -7.81%       -7.81%
10 years                  N/A          N/A        +3.18%        +3.18%         N/A          N/A          N/A          N/A
Since inception         +3.68%       +2.92%         N/A           N/A       -31.33%      -31.33%       +3.82%       +3.82%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Questions & Answers

Q:   What changes were made to the portfolio during the period?

A: The biggest change was to name a new portfolio management team, led by Paul Rokosz, CFA, in June. Since then, the Fund has become more diversified by industry, while trimming the number of total stocks in the portfolio. Diversifying by sector reduces the chance of poor performance within one or two industries having an undue impact on the Fund. In contrast, reducing the number of holdings allows us to capitalize on the best ideas in the mid-cap market. The stock selection starts with a bottom-up, comprehensive analysis to find individual stocks with superior growth prospects. The majority of the portfolio consists of companies that we believe have strong, sustainable earnings growth, solid financials and a leadership position in their industries. A smaller portion of the Fund holds higher-growth-potential stocks.

     During the period the Fund's private equity securities also suffered losses and this had a modestly negative effect on the Fund's results.

     Also, in the first calendar quarter of 2003 we trimmed positions in some of our largest contributors, such as Amazon. These funds were redeployed in emerging areas likely to benefit from a slow economic recovery.

Q:   What is your outlook for the year ahead and how will you position the Fund?

A: Signs of a slow, cyclical recovery continue to show between the starts and stops of the market. Although most markets have endured poor performance in recent times, the down market produced a number of fairly valued, high-quality stocks at attractive prices. Regardless of geopolitical events or the timing of an economic recovery, we will continue to seek the best of these companies, keeping a diversified portfolio while striving to produce superior results relative to the Fund's peers. Longer term, we expect an improving economy could lead to healthier earnings growth for select mid-cap stocks, although continued volatility is expected in the short term. In general, we are optimistic about the market and believe that the Fund is well positioned for the coming months.

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9   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

The Fund's Long-term Performance
This chart illustrates the total value of an assumed $10,000 investment in AXP Strategy Aggressive Fund Class B shares (from 4/1/93 to 3/31/03) as compared to the performance of two widely cited performance indices, the Russell MidCap(R) Growth Index and the Lipper Mid-Cap Growth Funds Index. Average annual total return figures reflect the impact of the maximum applicable contingent deferred sales charge. Sales charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.
Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

                           (bar chart)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

                        IN AXP STRATEGY AGGRESSIVE FUND

$50,000

$40,000  (line)     AXP Strategy Aggressive Fund Class B

$30,000  (dot)      Russell MidCap(R) Growth Index(1)

$20,000  (dash)     Lipper Mid-Cap Growth Funds Index(2)

$10,000

       `93    `94    `95    `96    `97    `98    `99    `00    `01    `02    `03


(line)   AXP Strategy Aggressive Fund Class B
         $13,660

(dot)    Russell MidCap(R) Growth Index(1)
         $18,966

(dash)   Lipper Mid-Cap Growth Funds Index(2)
         $18,604

    Average Annual Total Returns
Class B with CDSC as of March 31, 2003

1 year                     -33.18%
5 years                     -8.73%
10 years                    +3.18%

Results for other share classes can be found on page 8.

(1) Russell MidCap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

(2) The Lipper Mid-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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10   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Investments in Securities

AXP Strategy Aggressive Fund

March 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (93.6%)

Issuer                                                Shares            Value(a)

Automotive & related (1.2%)
Gentex                                               363,000(b)       $9,234,720

Banks and savings & loans (2.2%)
Alliance Data Systems                                303,000(b)        5,151,000
New York Community Bancorp                           202,000           6,019,600
TCF Financial                                        140,000           5,605,600
Total                                                                 16,776,200

Chemicals (1.5%)
Rohm & Haas                                          151,000           4,496,780
Sigma-Aldrich                                        155,000           6,895,950
Total                                                                 11,392,730

Computer software & services (6.1%)
BMC Software                                         303,000(b)        4,572,270
Electronic Arts                                      155,000(b)        9,089,200
Intuit                                               335,900(b)       12,495,480
Lexmark Intl Cl A                                    100,000(b)        6,695,000
PeopleSoft                                           243,400(b)        3,724,020
SunGard Data Systems                                 505,000(b)       10,756,500
Total                                                                 47,332,470

Computers & office equipment (7.2%)
Affiliated Computer Services Cl A                    227,000(b)       10,047,020
BISYS Group                                          480,000(b)        7,833,600
DST Systems                                          202,000(b)        5,494,400
Fiserv                                               555,000(b)       17,471,400
Knowledge Mechanics Group                          1,175,160(b)              118
Mercury Interactive                                  225,000(b)        6,678,000
Network Appliance                                    700,000(b)        7,833,000
Total                                                                 55,357,538

Electronics (7.6%)
Harman Intl Inds                                      33,000           1,932,810
Integrated Circuit Systems                           195,000(b)        4,231,500
KLA-Tencor                                           252,000(b)        9,057,384
Maxim Integrated Products                            252,000           9,102,240
Microchip Technology                                 708,000          14,089,200
Natl Semiconductor                                   285,000(b)        4,856,400
NetScreen Technologies                               105,000(b)        1,761,900
Novellus Systems                                     230,000(b)        6,272,100
Xilinx                                               303,000(b)        7,093,230
Total                                                                 58,396,764

Energy (3.2%)
Apache                                               132,300           8,168,202
Grant Prideco                                        530,000(b)        6,391,800
Ocean Energy                                         500,000          10,000,000
Total                                                                 24,560,002

Energy equipment & services (5.3%)
BJ Services                                          250,000(b)        8,597,500
Nabors Inds                                          161,000(b,c)      6,419,070
Noble                                                151,000(b)        4,744,420
Transocean                                           353,000           7,218,850
Varco Intl                                           303,000(b)        5,547,930
Weatherford Intl                                     227,000(b,c)      8,573,790
Total                                                                 41,101,560

Financial services (2.1%)
Kansas City Southern                                 277,000(b)        3,110,710
Paychex                                              303,000           8,323,410
SLM                                                   40,000           4,436,800
Total                                                                 15,870,920

Health care (15.5%)
Alcon                                                177,000(b,c)      7,260,541
Amylin Pharmaceuticals                               210,000(b)        3,402,000
Biomet                                               454,000          13,915,100
Forest Laboratories                                  280,000(b)       15,111,601
Genzyme-General Division                             120,000(b)        4,374,001
Gilead Sciences                                      504,000(b)       21,162,960
IDEC Pharmaceuticals                                 225,000(b)        7,744,276
MedImmune                                            580,000(b)       19,041,401
Quest Diagnostics                                     73,000(b)        4,357,371
St. Jude Medical                                     253,000(b)       12,333,751
Zimmer Holdings                                      225,000(b)       10,941,751
Total                                                                119,644,753

Health care services (10.9%)
Anthem                                               202,000(b)       13,382,500
Caremark Rx                                          590,200(b)       10,712,130
Charles River Laboratories Intl                      353,000(b)        9,008,560
Community Health Systems                             484,000(b)        9,917,160
Express Scripts Cl A                                 101,000(b)        5,623,680
First Health Group                                   360,000(b)        9,158,400
LifePoint Hospitals                                  333,000(b)        8,361,630
Lincare Holdings                                     265,000(b)        8,132,850

See accompanying notes to investments in securities.
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11   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Health care services (cont.)
Mid Atlantic Medical Services                        145,000(b)       $5,879,750
Pharmaceutical Product Development                   144,700(b)        3,885,340
Total                                                                 84,062,000

Household products (0.9%)
Church & Dwight                                      227,000           6,891,720

Industrial equipment & services (0.4%)
Cintas                                                44,200           1,454,180
Fastenal                                              59,500           1,677,305
Total                                                                  3,131,485

Insurance (0.6%)
Willis Group Holdings                                176,000(c)        4,875,200

Media (8.0%)
Apollo Group Cl A                                    380,000(b)       18,962,000
Cox Radio Cl A                                       353,000(b)        7,292,980
Lin TV                                               333,000(b)        6,829,830
Univision Communications Cl A                        505,000(b)       12,377,550
Westwood One                                         505,000(b)       15,776,200
Total                                                                 61,238,560

Multi-industry conglomerates (3.9%)
Corporate Executive Board                            172,000(b)        6,126,640
Danaher                                              126,000           8,285,760
Hewitt Associates Cl A                               150,000(b)        4,410,000
Manpower                                             378,000          11,294,640
Total                                                                 30,117,040

Paper & packaging (0.7%)
Smurfit-Stone Container                              403,000(b)        5,383,677

Restaurants & lodging (7.1%)
Brinker Intl                                         277,000(b)        8,448,500
Hilton Hotels                                        400,000           4,644,000
Krispy Kreme Doughnuts                               429,000(b)       14,525,940
Starbucks                                            732,200(b)       18,861,472
Wendy's Intl                                         300,000           8,253,000
Total                                                                 54,732,912

Retail (5.9%)
Amazon.com                                           350,000(b)        9,110,500
AutoZone                                              47,000(b)        3,229,370
Bed Bath & Beyond                                    360,000(b)       12,434,400
Dollar Tree Stores                                   252,000(b         5,014,800
Family Dollar Stores                                 375,000          11,580,000
Talbots                                              165,000           4,247,100
Total                                                                 45,616,170

Textiles & apparel (1.3%)
Chico's FAS                                          505,000(b)       10,100,000

Transportation (1.9%)
C.H. Robinson Worldwide                              165,000           5,395,500
Hunt (JB) Transport Services                         343,000(b)        9,233,560
Total                                                                 14,629,060

Total common stocks
(Cost: $786,387,597)                                                $720,445,481

Preferred stocks & other (1.8%)(b,f)
Issuer                                                Shares            Value(a)

Aurgin Systems                                     2,285,975(d)              $--
Bandwidth9
  Series F                                         1,413,043             737,750
Bluestream Ventures LP                             4,400,000           1,762,695
Dia Dexus
  Cv Series C                                        795,698           3,083,330
Fibrogen
  Cv Series E                                      1,113,586           3,000,001
Knowledge Mechanics Group
  Series B                                           235,032(d)               --
Marketsoft
  Cv                                                 698,770             349,386
Mars
  Cv                                               1,450,000(d)               --
  Cv Series D                                      2,142,857(d)               --
  Cv series G                                      2,380,000(d)               --
Nobex
  Series E                                         2,000,000           1,400,000
Paxonet Communications                               861,064(d)               --
Portera
  Series G                                         1,446,270(d)               --
Therox
  Cv Series H                                        814,130           3,256,520
Vcommerce
  Cv Series C                                        769,957              15,399

Total preferred stocks & other
(Cost: $67,932,715)                                                  $13,605,081

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Short-term securities (4.7%)
Issuer                    Annualized                Amount              Value(a)
                        yield on date              payable at
                         of purchase                maturity

U.S. government agencies (3.0%)
Federal Home Loan Mtge Corp Disc Nt
   05-20-03                     1.19%            $10,000,000          $9,983,472
Federal Natl Mtge Assn Disc Nts
   04-30-03                     1.23               2,800,000           2,797,293
   05-28-03                     1.23              10,000,000           9,982,381
Total                                                                 22,763,146

Commercial paper (1.7%)
Sheffield Receivables
  04-01-03                      1.43              13,300,000(e)       13,299,472

Total short-term securities
(Cost: $36,061,553)                                                  $36,062,618

Total investments in securities
(Cost: $890,381,865)(g)                                             $770,113,180

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2003, the value of foreign securities represented 3.5% of net assets.

(d)  Negligible market value.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f)  Identifies issues considered to be illiquid as to their  marketability (see
     Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the board. Information concerning such security holdings at March 31, 2003, is as follows:

     Security                             Acquisition                  Cost
                                             dates

     Aurgin Systems                        12-16-99                $5,623,498
     Bandwidth9
       Series F                            11-01-00                12,999,996
     Bluestream Ventures LP         06-28-00 thru 02-18-03          4,176,360
     Dia Dexus
       Cv Series C                         04-03-00                 6,166,660
     Fibrogen
       Cv Series E                         05-17-00                 5,000,001
     Knowledge Mechanics Group
       Series B                            02-28-02                        --
     Marketsoft
       Cv                                  12-11-00                 3,409,998
     Mars
       Cv                           08-22-01 thru 08-24-02          1,450,000
       Cv Series D                         06-16-00                 4,500,000
       Cv Series G                         12-01-99                 5,000,000
     Nobex
       Series E                            05-04-99                 5,000,000
     Paxonet Communications         04-04-01 thru 04-23-01          2,428,200
     Portera
       Series G                            11-10-00                 4,845,004
     Therox
       Cv Series H                         09-05-00                 3,744,998
     Vcommerce
       Cv Series C                         07-21-00                 3,588,000

(g) At March 31, 2003, the cost of securities for federal income tax purposes was $890,830,486 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $  44,401,547
     Unrealized depreciation                                       (165,118,853)
                                                                    -----------
     Net unrealized depreciation                                  $(120,717,306)
                                                                    -----------

--------------------------------------------------------------------------------

14   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Strategy Aggressive Fund
March 31, 2003

Assets
Investments in securities, at value (Note 1)*
   (identified cost $890,381,865)                                                                  $    770,113,180
Capital shares receivable                                                                                    10,430
Dividends and accrued interest receivable                                                                    66,475
Receivable for investment securities sold                                                                18,431,635
                                                                                                        -----------
Total assets                                                                                            788,621,720
                                                                                                        -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                            20,857
Capital shares payable                                                                                       14,395
Payable upon return of securities loaned (Note 5)                                                        18,480,000
Accrued investment management services fee                                                                   38,604
Accrued distribution fee                                                        `                            31,277
Accrued service fee                                                                                              11
Accrued transfer agency fee                                                                                  28,573
Accrued administrative services fee                                                                           3,217
Other accrued expenses                                                                                      166,458
                                                                                                        -----------
Total liabilities                                                                                        18,783,392
                                                                                                        -----------
Net assets applicable to outstanding capital stock                                                 $    769,838,328
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                           $        937,265
Additional paid-in capital                                                                            2,301,431,377
Undistributed net investment income                                                                         467,623
Accumulated net realized gain (loss) (Note 8)                                                        (1,412,729,252)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                  (120,268,685)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                           $    769,838,328
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                $    525,606,084
                                                            Class B                                $    240,535,385
                                                            Class C                                $      2,325,087
                                                            Class Y                                $      1,371,772
Net asset value per share of outstanding capital stock:     Class A shares           61,904,660    $           8.49
                                                            Class B shares           31,359,770    $           7.67
                                                            Class C shares              303,073    $           7.67
                                                            Class Y shares              158,949    $           8.63
                                                                                     ----------        ------------
* Including securities on loan, at value (Note 5)                                                  $     17,299,300
                                                                                                        -----------

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
15   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Statement of operations AXP Strategy Aggressive Fund Year ended March 31, 2003

Investment income Income:
Dividends                                                                                             $   1,885,445
Interest                                                                                                    565,646
Fee income from securities lending -- net (Note 5)                                                           56,150
   Less foreign taxes withheld                                                                               (6,190)
                                                                                                        -----------
Total income                                                                                              2,501,051
                                                                                                        -----------
Expenses (Note 2):
Investment management services fee                                                                        4,964,632
Distribution fee
   Class A                                                                                                1,634,775
   Class B                                                                                                3,304,884
   Class C                                                                                                   28,124
Transfer agency fee                                                                                       3,671,215
Incremental transfer agency fee
   Class A                                                                                                  265,136
   Class B                                                                                                  243,465
   Class C                                                                                                    2,613
Service fee -- Class Y                                                                                        1,616
Administrative services fees and expenses                                                                   507,375
Compensation of board members                                                                                16,880
Custodian fees                                                                                               77,349
Printing and postage                                                                                        400,625
Registration fees                                                                                            53,549
Audit fees                                                                                                   26,500
Other                                                                                                        18,363
                                                                                                        -----------
Total expenses                                                                                           15,217,101
   Earnings credits on cash balances (Note 2)                                                               (16,106)
                                                                                                        -----------
Total net expenses                                                                                       15,200,995
                                                                                                        -----------
Investment income (loss) -- net                                                                         (12,699,944)
                                                                                                        -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                      (252,628,070)
   Options contracts written (Note 6)                                                                       137,495
                                                                                                        -----------
Net realized gain (loss) on investments                                                                (252,490,575)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                  (159,370,074)
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                  (411,860,649)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                       $(424,560,593)
                                                                                                       ============

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
16   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Statements of changes in net assets

AXP Strategy Aggressive Fund
Year ended March 31,                                                                  2003                2002
Operations
Investment income (loss) -- net                                                 $    (12,699,944)  $    (10,033,466)
Net realized gain (loss) on investments                                             (252,490,575)      (472,741,863)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies               (159,370,074)       294,394,099
                                                                                     -----------         ----------
Net increase (decrease) in net assets resulting from operations                     (424,560,593)      (188,381,230)
                                                                                     -----------         ----------

Capital share transactions
(Note 4) Proceeds from sales
   Class A shares (Note 2)                                                           153,841,043        420,088,283
   Class B shares                                                                     27,124,635         76,944,522
   Class C shares                                                                        701,635          2,337,685
   Class Y shares                                                                        720,672          1,866,095
Payments for redemptions
   Class A shares                                                                   (296,847,061)      (456,223,967)
   Class B shares (Note 2)                                                          (183,910,945)      (246,816,983)
   Class C shares (Note 2)                                                            (1,095,787)          (952,801)
   Class Y shares                                                                     (2,639,269)        (1,305,234)
                                                                                     -----------         ----------
Increase (decrease) in net assets from capital share transactions                   (302,105,077)      (204,062,400)
                                                                                     -----------         ----------
Total increase (decrease) in net assets                                             (726,665,670)      (392,443,630)
Net assets at beginning of year                                                    1,496,503,998      1,888,947,628
                                                                                     -----------         ----------
Net assets at end of year                                                       $    769,838,328   $  1,496,503,998
                                                                                    ============       ============
Undistributed net investment income                                             $        467,623   $        269,214
                                                                                     -----------         ----------

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

17   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Notes to Financial Statements
AXP Strategy Aggressive Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in securities of growth companies. The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option  transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write

--------------------------------------------------------------------------------
18   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT
covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.
--------------------------------------------------------------------------------

19   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Illiquid securities

As of March 31, 2003, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of March 31, 2003 was $13,605,081 representing 1.77% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and future capital commitments for limited partnership interests, can take place one month or more after the transaction date. During this period, when-issued securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of March 31, 2003, the Fund has entered into outstanding future capital commitments for limited partnership interests of $3,600,000.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $12,898,353 resulting in a net reclassification adjustment to decrease paid-in capital by $12,898,353.
--------------------------------------------------------------------------------

20   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                                    2003            2002

Class A
Distributions paid from:
      Ordinary income                                    $--             $--
      Long-term capital gain                             --              --
Class B
Distributions paid from:
      Ordinary income                                    --              --
      Long-term capital gain                             --              --
Class C
Distributions paid from:
      Ordinary income                                    --              --
      Long-term capital gain                             --              --
Class Y
Distributions paid from:
      Ordinary income                                    --              --
      Long-term capital gain                             --              --

As of March 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                               $            --
Accumulated gain (loss)                                     $(1,411,813,008)
Unrealized appreciation (depreciation)                      $  (120,717,306)

Dividends to shareholders

An annual dividend declared and paid by the end of the calendar year from net investment income, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.6% to 0.5% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $947,650 the year ended March 31, 2003.

--------------------------------------------------------------------------------
21   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.03% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $899,216 for Class A, $349,762 for Class B and $928 for Class C for the year ended March 31, 2003.

During the year ended March 31, 2003, the Fund's custodian and transfer agency fees were reduced by $16,106 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $599,396,152 and $896,889,273, respectively, for the year ended March 31, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $41,748 for the year ended March 31, 2003.

--------------------------------------------------------------------------------

22   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended March 31, 2003
                                              Class A            Class B        Class C            Class Y
                                          -----------         ----------        -------             ------
Sold                                       15,817,175          3,181,338         82,038             75,426
Issued for reinvested distributions                --                 --             --                 --
Redeemed                                  (31,231,060)       (21,949,185)      (131,297)          (241,041)
                                          -----------         ----------        -------             ------
Net increase (decrease)                   (15,413,885)       (18,767,847)       (49,259)          (165,615)
                                          -----------         ----------        -------             ------

                                                               Year ended March 31, 2002
                                              Class A            Class B        Class C            Class Y
                                          -----------         ----------        -------             ------
Sold                                       32,205,600          6,438,373        193,054            140,084
Issued for reinvested distributions                --                 --             --                 --
Redeemed                                  (35,915,743)       (20,710,289)       (83,980)          (100,797)
                                          -----------         ----------        -------             ------
Net increase (decrease)                    (3,710,143)       (14,271,916)       109,074             39,287
                                          -----------         ----------        -------             ------

5. LENDING OF PORTFOLIO SECURITIES

As of March 31, 2003, securities valued at $17,299,300 were on loan to brokers. For collateral, the Fund received $18,480,000 in cash. Income from securities lending amounted to $56,150 for the year ended March 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. OPTIONS CONTRACTS WRITTEN
Contracts and premiums associated with options contracts written are as follows:
                                                Year ended March 31, 2003
                                                          Puts
                                               -----------    ----------
                                                 Contracts      Premiums
                                               -----------    ----------
Balance March 31, 2002                               --       $      --
Opened                                            1,000         161,995
Closed                                           (1,000)       (161,995)
                                               -----------    ----------
Balance March 31, 2003                               --       $      --
                                               -----------    ----------

See "Summary of significant accounting policies."

--------------------------------------------------------------------------------

23   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

7. BANK BORROWINGS
The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended March 31, 2003.

8. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $1,411,813,008 as of March 31, 2003 that will expire in 2009 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9.  FINANCIAL  HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2003       2002       2001       2000      1999
Net asset value, beginning of period                             $12.11     $13.43    $ 37.03     $22.88    $22.12
Income from investment operations:
Net investment income (loss)                                       (.11)      (.04)      (.05)      (.05)     (.10)
Net gains (losses) (both realized and unrealized)                 (3.51)     (1.28)    (17.20)     21.58      1.12
Total from investment operations                                  (3.62)     (1.32)    (17.25)     21.53      1.02
Less distributions:
Distributions from realized gains                                    --         --      (6.35)     (7.38)     (.26)
Net asset value, end of period                                  $  8.49     $12.11    $ 13.43     $37.03    $22.88

Ratios/supplemental data
Net assets, end of period (in millions)                            $526       $936     $1,088     $1,721      $608
Ratio of expenses to average daily net assets(c)                  1.28%      1.09%      1.10%      1.06%     1.02%
Ratio of net investment income (loss)
   to average daily net assets                                   (1.02%)     (.29%)     (.26%)     (.22%)    (.48%)
Portfolio turnover rate (excluding short-term securities)           63%       216%       137%       155%       98%
Total return(e)                                                 (29.89%)    (9.83%)   (50.27%)   100.97%     4.68%

See accompanying notes to financial highlights.
--------------------------------------------------------------------------------

24   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2003       2002       2001       2000      1999
Net asset value, beginning of period                             $11.02     $12.33    $ 35.06     $22.05    $21.48
Income from investment operations:
Net investment income (loss)                                       (.18)      (.14)      (.20)      (.22)     (.27)
Net gains (losses) (both realized and unrealized)                 (3.17)     (1.17)    (16.18)     20.61      1.10
Total from investment operations                                  (3.35)     (1.31)    (16.38)     20.39       .83
Less distributions:
Distributions from realized gains                                    --         --      (6.35)     (7.38)     (.26)
Net asset value, end of period                                  $  7.67     $11.02    $ 12.33     $35.06    $22.05

Ratios/supplemental data
Net assets, end of period (in millions)                            $241       $553       $794     $1,616      $806
Ratio of expenses to average daily net assets(c)                  2.05%      1.86%      1.86%      1.81%     1.78%
Ratio of net investment income (loss)
   to average daily net assets                                   (1.80%)    (1.04%)    (1.03%)    (1.00%)   (1.25%)
Portfolio turnover rate (excluding short-term securities)           63%       216%       137%       155%       98%
Total return(e)                                                 (30.40%)   (10.62%)   (50.63%)    99.59%     3.88%

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                     2003        2002     2001(b)
Net asset value, beginning of period                             $11.03     $12.33    $ 30.40
Income from investment operations:
Net investment income (loss)                                       (.17)      (.13)      (.07)
Net gains (losses) (both realized and unrealized)                 (3.19)     (1.17)    (11.65)
Total from investment operations                                  (3.36)     (1.30)    (11.72)
Less distributions:
Distributions from realized gains                                    --         --      (6.35)
Net asset value, end of period                                  $  7.67     $11.03    $ 12.33

Ratios/supplemental data
Net assets, end of period (in millions)                              $2         $4         $3
Ratio of expenses to average daily net assets(c)                  2.08%      1.89%      1.86%(d)
Ratio of net investment income (loss)
   to average daily net assets                                   (1.83%)    (1.12%)     (.84%)(d)
Portfolio turnover rate (excluding short-term securities)           63%       216%       137%
Total return(e)                                                 (30.46%)   (10.54%)   (43.07%)(f)

See accompanying notes to financial highlights.
--------------------------------------------------------------------------------
25   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2003       2002       2001       2000      1999
Net asset value, beginning of period                             $12.28     $13.60    $ 37.33     $23.00    $22.22
Income from investment operations:
Net investment income (loss)                                       (.09)      (.01)      (.01)      (.01)     (.10)
Net gains (losses) (both realized and unrealized)                 (3.56)     (1.31)    (17.37)     21.72      1.14
Total from investment operations                                  (3.65)     (1.32)    (17.38)     21.71      1.04
Less distributions:
Distributions from realized gains                                    --        --       (6.35)    (7.38)     (.26)
Net asset value, end of period                                  $  8.63     $12.28    $ 13.60     $37.33    $23.00

Ratios/supplemental data
Net assets, end of period (in millions)                              $1         $4         $4        $--       $--
Ratio of expenses to average daily net assets(c)                  1.07%       .91%       .96%       .89%      .92%
Ratio of net investment income (loss)
   to average daily net assets                                    (.82%)     (.13%)     (.03%)     (.07%)    (.40%)
Portfolio turnover rate (excluding short-term securities)           63%       216%       137%       155%       98%
Total return(e)                                                 (29.72%)    (9.77%)   (50.21%)   101.29%     4.74%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.


--------------------------------------------------------------------------------

26   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Independent Auditors' Report


THE BOARD AND SHAREHOLDERS
AXP STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Strategy Aggressive Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2003, and the financial highlights for each of the years in the five-year period ended March 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Strategy Aggressive Fund as of March 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP
Minneapolis, Minnesota
May 9, 2003

--------------------------------------------------------------------------------

27   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 80 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Board member since 1999        Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Age 68                                                                to boards). Former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Philip J. Carroll, Jr.                 Board member since 2002        Retired Chairman and CEO,   Scottish Power PLC, Vulcan
901 S. Marquette Ave.                                                 Fluor Corporation           Materials Company, Inc.
Minneapolis, MN 55402                                                 (engineering and            (construction
Age 65                                                                construction) since 1998    materials/chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired Chair of the        Cargill, Incorporated
30 Seventh Street East                                                Board and Chief Executive   (commodity merchants and
Suite 3050                                                            Officer, Minnesota Mining   processors), General
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Mills, Inc. (consumer
Age 68                                                                                            foods), Vulcan Materials
                                                                                                  Company (construction
                                                                                                  materials/chemicals),
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals),
                                                                                                  and Nexia Biotechnologies,
                                                                                                  Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter*                       Board member since 1994        Retired President and
P.O. Box 2187                                                         Chief Operating Officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Age 73                                                                (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and Consultant
5716 Bent Branch Rd.
Bethesda, MD 20816
Age 68
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.**                Board member since 2002        Retired President and       Valmont Industries, Inc.
222 South 9th Street #440                                             Professor of Economics,     (manufactures irrigation
Minneapolis, MN 55402                                                 Carleton College            systems)
Age 64
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
720 Fifth Avenue                                                      Management, Inc.            Richemont AG (luxury goods)
New York, NY 10019                                                    (management of private
Age 53                                                                equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------

  * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of one of the Fund's subadvisers, American Century Investment Management, L.P.

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.


--------------------------------------------------------------------------------
28   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (biopharmaceuticals)
Cody, WY 82414
Age 71
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alison Taunton-Rigby                   Board member since 2002        President, Forester
901 S. Marquette Ave.                                                 Biotech since 2000.
Minneapolis, MN 55402                                                 Former President and CEO,
Age 58                                                                Aquila
                                                                      Biopharmaceuticals, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with AEFC***

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Barbara H. Fraser                      Board member since 2002        Executive Vice President
1546 AXP Financial Center                                             - AEFA Products and
Minneapolis, MN 55474                                                 Corporate Marketing of
Age 53                                                                AEFC since 2002.
                                                                      President - Travelers
                                                                      Check Group, American
                                                                      Express Company,
                                                                      2001-2002. Management
                                                                      Consultant, Reuters,
                                                                      2000-2001. Managing
                                                                      Director - International
                                                                      Investments, Citibank
                                                                      Global, 1999-2000.
                                                                      Chairman and CEO,
                                                                      Citicorp Investment
                                                                      Services and Citigroup
                                                                      Insurance Group, U.S.,
                                                                      1998-1999
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Board member since 2002;       Senior Vice President -
50238 AXP Financial Center             Vice President since 2002      Institutional Group of
Minneapolis, MN 55474                                                 AEFC
Age 54
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior Vice President -
53600 AXP Financial Center             Vice President since 2002      Chief Investment Officer
Minneapolis, MN 55474                                                 of AEFC since 2001.
Age 42                                                                Former Chief Investment
                                                                      Officer and Managing
                                                                      Director, Zurich Scudder
                                                                      Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.


--------------------------------------------------------------------------------
29   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice President -
50005 AXP Financial Center                                            Investment Accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; Vice
Age 47                                                                President - Finance,
                                                                      American Express Company,
                                                                      2000-2002; Vice President
                                                                      - Corporate Controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paula R. Meyer                         President since 2002           Senior Vice President and
596 AXP Financial Center                                              General Manager - Mutual
Minneapolis, MN 55474                                                 Funds, AEFC, since 2002;
Age 49                                                                Vice President and
                                                                      Managing Director -
                                                                      American Express Funds,
                                                                      AEFC, 2000-2002; Vice
                                                                      President, AEFC, 1998-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice President, General        President of Board
901 S. Marquette Ave.                  Counsel, and Secretary since   Services Corporation
Minneapolis, MN 55402                  1978
Age 64
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
30   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Results of Meeting of Shareholders

AXP STRATEGY AGGRESSIVE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                                   Shares Voted "For"         Shares Withholding Authority to Vote
Arne H. Carlson                      341,557,738.850                     17,248,381.599
Philip J. Carroll, Jr.               342,549,023.018                     16,257,097.431
Livio D. DeSimone                    342,002,063.042                     16,804,057.407
Barbara H. Fraser                    342,436,055.497                     16,370,064.952
Ira D. Hall                          342,369,544.114                     16,436,576.335
Heinz F. Hutter                      341,854,972.447                     16,951,148.002
Anne P. Jones                        342,174,251.845                     16,631,868.604
Stephen R. Lewis, Jr.                342,953,259.508                     15,852,860.941
Alan G. Quasha                       342,707,517.533                     16,098,602.916
Stephen W. Roszell                   342,573,586.083                     16,232,534.366
Alan K. Simpson                      340,861,449.162                     17,944,671.287
Alison Taunton-Rigby                 342,583,348.847                     16,222,771.602
William F. Truscott                  342,707,809.291                     16,098,311.158

--------------------------------------------------------------------------------

31   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Proposal 2
To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

  Shares Voted "For"   Shares Voted "Against"    Abstentions    Broker Non-Votes
   290,929,766.652        34,855,732.940       11,612,830.857     21,407,790.000

Proposal 3
To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

   Shares Voted "For"   Shares Voted "Against"   Abstentions    Broker Non-Votes
    63,000,135.408         8,273,211.043        2,469,407.682      2,633,418.000

Proposal 4
To approve changes to the Investment Management Services Agreement:
4(b). To modify the performance incentive adjustment calculation.

   Shares Voted "For"   Shares Voted "Against"   Abstentions    Broker Non-Votes
    62,404,550.087         7,946,721.236        3,391,482.810      2,633,418.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
32   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Contact Information and Services

Internet

Receive 24-hour access to your account information at www.americanexpress.com.

Client Service

Receive fund performance, fund prices, account values, recent account transactions, and make account inquiries by calling American Express Financial Advisors at (888) 723-8476 or TTY: (800) 846-4852.

Telephone Transaction Service

For sales and exchange, dividend payments, or reinvestments and automatic payment arrangement contact American Express Financial Advisors at (888) 723-8476.

Find an American Express Financial Advisor

If you are an existing American Express Financial Advisors client who has recently moved and would like to speak with a new advisor, please call your local Client Service Coordinator at (800) 803-6284.

--------------------------------------------------------------------------------

American Express(R) Funds provide investment opportunities for shareholders, all in one place.

We've been managing mutual funds for over 60 years. Today, our family of funds includes 61 publicly offered funds in all style categories: growth, blend, value, and income. Our broad selection of funds allows you to build a portfolio diversified across various asset classes.

Growth Funds

Typically, growth investing seeks to invest in companies with the greatest earnings growth potential.

Blend Funds

Blend is often regarded as an investment style that incorporates both growth and value considerations in the stock selection process.

Value Funds

A value investment approach generally seeks to invest in undervalued stocks that are temporarily out of favor.

Income/Tax-Exempt Income Funds

Involves investing primarily in fixed income securities with the goal of maximizing income and often, but not always, capital appreciation.

American Express(R) Funds

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners Aggressive Growth Fund
AXP Partners Growth Fund
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Quantitative Large Cap Equity Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Aggressive Growth Fund
AXP Partners Fundamental Value Fund
AXP Partners Growth Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

  *  Closed to new investors.

 ** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                                          (5/03)

AXP Strategy Aggressive Fund
70100 AXP Financial Center
Minneapolis, MN 55474
americanexpress.com

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

American
    Express(R)
                                                                 S-6381 N (5/03)